GARTMORE DISTRIBUTION SERVICES, INC.

                                 CODE OF ETHICS

            Gartmore Distribution Services, Inc. (the "Principal Underwriter" or "GDSI") has adopted this Code of Ethics (the "Code"), in accordance with Rule 17j-1 (the "Rule") under the Investment Company Act of 1940, as amended, (the "Act") with respect to mutual fund Clients, and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act"), with respect to all other Clients. Rule 17j-1 and Rule 204A-1 are, collectively, referred to herein as the "Rules."

            The Rule makes it unlawful for certain employees of GDSI, in connection with the purchase or sale by such persons of securities held or to be acquired by any Client (defined below) within the Rule's scope:

                  1. to employ any device, scheme or artifice to defraud such Client;

                  2. to make to the Client any untrue statement of a material fact or omit to state to a Client a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

                  3. to engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon such Client; or

                  4. to engage in a manipulative practice with respect to such Client.

            While affirming its confidence in the integrity and good faith of all of its employees, officers, directors and Advisory Persons, GDSI recognizes that certain personnel have or may have knowledge of present or future portfolio transactions and, in certain instances, the power to influence portfolio transactions made by Clients. Furthermore, if such individuals engage in personal Covered Securities transactions, these individuals could be in a position where their personal interests may conflict with the interests of Clients. Accordingly, this Code is designed to prevent conduct that could create an actual or potential conflict of interest with any GDSI Client.

A.    DEFINITIONS

      1) "Access Person" means any director (excluding any director who is not also an officer of GDSI or its affiliates), officer or Advisory Person of GDSI.

      2)    "Advisory Person" means:

            (a) any employee of GDSI (or of any company in a control relationship to GDSI) who, in connection with his or her regular functions or duties, makes, participates in, has access to or obtains information regarding the purchase or sale of a Covered Security by a Client, or whose functions relate to the making of any recommendations with respect to such purchases or sales; or

GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005

            (b) any natural person in a control relationship to GDSI who obtains information concerning recommendations made to a Client with regard to the purchase or sale of Covered Securities by the Client.

      3) "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is considered a "beneficial owner" as defined in Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended, which generally speaking, encompasses those situations where the beneficial owner has or shares the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in Covered Securities.

            A person is normally regarded as the beneficial owner of Covered Securities with respect to:

            (a) Covered securities that are held by the individual or by members of the individual's immediate family sharing the same household (including, but not limited to a husband, wife, domestic partner, minor child or relative);

            (b) The person's interest in Covered Securities held in a discretionary or trust account; or

            (c) The person's right to acquire equity Covered Securities through the exercise or conversion of stock options, warrants or convertible debt, whether or not presently exercisable; or

            (d) All other Covered Securities held in any other account for which the person has investment discretion or authority.

      4)    "Client" means

            (a) any investment company registered under the Act or any series of a registered investment company for whom GDSI acts as investment adviser or sub-adviser or principal underwriter or

            (b) any separately managed investment account, commingled/collective investment trust fund, hedge fund and other similar investment arrangement, which is advised by GDSI.

      5) "Control" shall have the same meaning as set forth in Section 2(a)(9) of the Act.

      6) "Covered Security" means a security as defined in Section 2(a)(36) of the Act, except that it shall not include direct obligations of the United States government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments (including repurchase agreements), shares of money market funds, shares of registered open-end investment companies, (other than Reportable Funds as defined in A(13)) and shares of unit investment trusts that are exclusively invested in one or more open-end Funds that are not Reportable Funds.

      7)    "Fund" means an investment company registered under the Act.

Page 2
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005

      8)    "Investment Personnel" means

            (a) any Portfolio Manager acting on behalf of GDSI, as well as any other person such as a securities analyst and/or trader acting on behalf GDSI (or of any company in a control relationship to GDSI) who, in connection with his or her regular functions or duties, makes or participates in the making of recommendations regarding a Client's purchase or sale of securities (including analysts providing information and advice to Portfolio Managers or persons effecting the execution of a Portfolio Managers' decisions) or

            (b) any natural person who controls GDSI and who obtains information concerning recommendations to a Client regarding the purchase or sale of securities by a Client.

      9) "Market Timing" shall mean the purchasing and selling of Fund shares on a short-term basis and in a manner that is contrary to the policy of the Fund as disclosed in its then-current prospectus.

      10) "Portfolio Managers" means those individuals who, in connection with their regular duties, are entrusted with the direct responsibility and authority to make investment decisions affecting any Client.

      11) "Principal Underwriter" shall have the meaning set forth in Section 2(a)(2) of the Act.

      12) "Purchase or sale of a Covered Security" includes, among other things, the writing of an option to purchase or sell a Covered Security.

      13)   "Reportable Fund" means

            (a) any series of Gartmore Mutual Funds or Gartmore Variable Insurance Trust;

            (b) any Fund for which an advisory affiliate serves as an investment adviser, or

            (c) any Fund whose investment adviser (including sub-advisers) or Principal Underwriter controls, is controlled by, or is under common control with any Adviser.

      14) "Security held or to be acquired" by a Client means any Covered Security which, within the most recent 15 calendar days and

            (a)   is or has been held by a Client;

            (b)   is being or has been considered for purchase by a Client; or

            (c) any option to purchase or sell any Covered Security that is convertible into or exchangeable for a Covered Security described in subparts (a) and (b) of this definition.

Page 3
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005

B.    STATEMENT OF GENERAL PRINCIPLES AND STANDARD OF CONDUCT

            It is the duty of all ACCESS PERSONS to place the interests of GDSI's Clients first at all times. Consistent with that duty, all Access Persons of GDSI must (1) conduct all personal Covered Securities transactions in a manner that is consistent with this Code of Ethics; (2) avoid any actual or potential conflict of personal interest with the interests of GDSI's Clients; (3) adhere to the fundamental standard that they should not take inappropriate advantage of their positions of trust and responsibility; (4) safeguard material non-public information about Client transactions including disclosure of portfolio holdings; and (5) comply with all federal securities laws.

            This Code of Ethics applies to transactions in Covered Securities for the accounts of all ACCESS PERSONS of GDSI and any other accounts in which they have any beneficial ownership. It imposes certain investment restrictions and prohibitions and requires the reports set forth below. IF ACCESS PERSONS OF GDSI BECOME(S) AWARE OF MATERIAL NON-PUBLIC INFORMATION OR IF A CLIENT IS ACTIVE IN A GIVEN COVERED SECURITY, SOME PERSONNEL MAY FIND THEMSELVES "FROZEN" IN A POSITION. GDSI WILL NOT BEAR ANY LOSSES IN PERSONAL ACCOUNTS RESULTING FROM THE IMPLEMENTATION OF ANY PORTION OF THE CODE OF ETHICS.

C.    GENERAL PROHIBITIONS

      1) All ACCESS PERSONS of GDSI shall keep all information pertaining to Clients' portfolio transactions and holdings confidential. No person with access to Covered Securities holdings, recommendations or pending securities transactions and holdings should disclose this information to any person, unless such disclosure is made in connection with his or her regular functions or duties. Special care should be taken to avoid discussing confidential information in circumstances, which would disclose this information to anyone who would not have access to such information in the normal course of events.

      2) No ACCESS PERSON shall utilize information concerning prospective or actual portfolio transactions in any manner that might prove detrimental to the interests of a Client.

      3) No ACCESS PERSON shall purchase, sell, or exchange shares of any series of a Fund while in possession of material non-public information concerning the portfolio holdings of any series of the Fund.

      4) No ACCESS PERSON shall use his or her position for his or her personal benefit or attempt to cause a Client to purchase, sell or hold a particular Covered Security when that action may reasonably be expected to create a personal benefit for the Access Person.

      5) No ACCESS PERSON shall selectively disclose "non-public" information concerning the portfolio holdings of any Client to anyone who does not have a legitimate business need for such information that is consistent with the interests of our mutual fund and other Client accounts, and GDSI's Portfolio Holding Disclosure Policy.

      6) No ACCESS PERSON shall engage in any act, practice or course of conduct, which would violate the provisions of the Rules.

      7) No ACCESS PERSON shall engage in, or help others engage in, market timing in the series of the Trusts, or any other shares of Funds that have a policy against market timing. This prohibition does not apply

Page 4
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005
            to short-term transactions in money market funds, unless the are part of a market timing strategy of other Funds, nor does it apply to contributions to a 401(k) program or an automatic reinvestment program. However, this program does apply to internal transfers within a 401(k) program to the extent such transactions violate a Fund's policy against market timing. Any profits derived by an Access Person as a result of such impermissible market timing may be disgorged.

      8) No ACCESS PERSON shall engage in, or help others engage in, late trading of Funds for any purpose. Late trading is defined as entering or canceling any buy, sell, transfer, or change order after the close of the regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern Time) or such other time designated in a Fund's prospectus as the timing of calculation of the Fund's net asset value.

D.    PERSONAL TRADING RESTRICTIONS

      1)    SHORT SELLING AND MARGIN ACCOUNTS

            ACCESS PERSONS are not permitted to enter into short sales or trade on margin.

      2)    INITIAL PUBLIC OFFERINGS ("IPOS")

            ACCESS PERSONS are generally prohibited from acquiring any Covered Securities in an IPO. Access Persons may, however, request and receive approval to participate in an IPO in certain limited circumstances. In approving any such request, the onus for substantiating and documenting compliance with the Code of Ethics rests on the individual seeking approval. Notwithstanding submission of substantiating documentation, approval may be withheld if reviewing Compliance personnel believe that an actual or potential conflict of interest exists with respect to any Client. Approval to invest in an IPO shall be valid for a period of time stated in the approval, but may be withdrawn at any time prior to the Access Person's purchase in an IPO.

      3)    PRIVATE PLACEMENTS

            ACCESS PERSONS investing in private placements of any kind must obtain WRITTEN PRIOR APPROVAL from the Fixed Income and Equity Chief Investment Officers (CIOs) and the Chief Compliance Officer (CCO). In determining whether to grant such prior approval, both the Fixed Income and Equity CIOs and the CCO shall determine (among other factors) whether the investment opportunity should be reserved for a Client(s), and whether the opportunity is being offered to the individual by virtue of his or her position with an Adviser. Access Persons, who have been authorized to acquire Covered Securities in a private placement must disclose such investment when they are involved in, or have knowledge of, any subsequent consideration of an investment by a Client in that issuer. In such circumstances, the appropriate CIOs or their designees with no personal interest in the particular issuer shall independently review the Client's decision to purchase that issuer's Covered Securities.

            All ACCESS PERSONS requesting private placement approval must complete a Private Placement Approval Request Form (see EXHIBIT E of this the Code) and submit the form with supporting documentation to the Chief Compliance Officer or his designee. Approval to invest in a private

Page 5
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005
            placement shall be valid for the period of time stated in the approval, but may be withdrawn at any time prior to the Access Person's purchase in the private placement.

            New GDSI employees must disclose pre-existing private placement securities on their Initial Holdings Report, and must complete and return to the Chief Compliance Officer, the Private Placement Approval Request Form (EXHIBIT E of the Code) for review by the CIOs and CCO. Employees may be required to liquidate/terminate their investment in a private placement if deemed by the CIOs and CCO to be a conflict of interest.

      4)    COVERED SECURITIES SUBJECT TO AN EMBARGO

            ACCESS PERSONS are not permitted to deal in any Covered Security upon which any investment personnel has placed, for any reason, an embargo.

      5)    CLIENT WITH PENDING ANNOUNCEMENT OF RESULTS

            ACCESS PERSONS should not deal in the Covered Securities of a Client in the two-month period prior to the announcement of interim figures or the preliminary announcement of annual figures.

      6)    PRE-CLEARANCE

            ACCESS PERSONS who are not INVESTMENT PERSONNEL are required to pre-clear personal Covered Securities transactions (excluding those exempted under Section D(9) and transactions in Reportable Funds) with the designated Compliance personnel.

            All INVESTMENT PERSONNEL are required to pre-clear transactions in all Covered Securities, including certain transactions in Reportable Funds, (excluding those securities exempted under Section D(9), money market funds, and Reportable Funds if purchased through an automatic contribution or reinvestment program (such as a 401(k) contribution) provided that the initial position is disclosed on the Initial Holdings Report or the initial acquisition of such security is pre-cleared).

            Requests for pre-clearance should be made in writing via E-mail to the GGI Compliance mailbox. Pre-clearance requests must include the type of transaction (e.g., buy or sell), the security name, security symbol / CUSIP, the number of shares (or investment amount), the brokerage account name and account number. TRANSACTIONS SHOULD NOT BE PLACED FOR EXECUTION UNTIL PRE-CLEARANCE APPROVAL HAS BEEN RECEIVED. Pre-clearance approval is good only for the day received; therefore, orders should be placed as market or day limit orders. If for any reason the trade is not executed on the day on which pre-clearance approval is received, the Access Person must submit a new request and receive approval prior to placing any subsequent order.

      7)    30 DAY HOLDING PERIOD

            ALL ACCESS PERSONS must maintain any position in a Reportable Fund, with the exception of money market funds, for at least 30 calendar days before they can be sold or exchanged. Exceptions to this policy will be considered in hardship situations, but must be approved in writing, in advance by the Chief Compliance Officer or his designee.

Page 6
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005

            Additionally, INVESTMENT PERSONNEL shall not profit from the purchase and sale, or sale and purchase, of the same (or equivalent) Covered Securities within thirty (30) calendar days. Trades made in violation of this policy should be unwound, if possible. Investment Persons are responsible for monitoring their own trading activities to comply with the 30-Day Holding Period requirement. Any violation of the foregoing restriction may result in disgorgement of all profits from the transactions, as well as, other possible sanctions. For purposes of this section, calculation of profits will be based on a "last-in, first-out" (LIFO) basis.

      8)    BLACKOUT PERIOD

            (a)   SAME DAY

                  ACCESS PERSONS are prohibited from executing any personal Covered Securities transaction, excluding transactions in Reportable Funds, on a day when a Client has a pending buy or sell order in that same Covered Security. However, directors of GDSI who are not officers of GDSI or any of its affiliates and who, on the day they execute a personal Covered Securities transaction, have no knowledge of what a Client is trading on that day, are not subject to the Same Day Blackout Period.

            (b)   SEVEN DAY

                  All INVESTMENT PERSONNEL are prohibited from executing any personal Covered Securities transactions, excluding transactions in Reportable Funds, within seven (7) calendar days before or after the day any Client advised by investment personnel trades in that Covered Security.

            (c) Trades made in violation of these blackout periods should be unwound, if possible. Any violation of the foregoing restrictions may result in disgorgement of all profits from the transactions, as well as other possible sanctions.

      9)    EXEMPTED TRANSACTIONS

            The prohibitions of Section (D)(6) Pre-Clearance, (D)(7) 30 Day Holding Period, and (D)(8) Blackout Period, of this Code of Ethics shall not apply to:

            (a) Purchases or sales effected in any account over which the Access Person or Investment Personnel has no direct or indirect influence, control or investment discretion or authority;

            (b) purchases or sales which are non-volitional(1) on the part of the Access Person, Investment Personnel or a Client;

            (c) subsequent purchases which are made through an automatic dividend reinvestment or automatic direct purchase plan;

---------
(1) Non-volitional purchases or sales include those transactions, which do not involve a willing act or conscious decision on the part of the director, officer or employee. For example, shares received or disposed of by Access Persons or Investment Personnel in a merger, recapitalization or similar transaction are considered non-volitional.

Page 7
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005

            (d) purchases effected upon the exercise of rights issued by an issuer pro-rata to all holders of a class of its Covered Securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired;

            (e) purchases or sales effected by an Adviser on behalf of a Hedge Fund or other Client accounts managed by such Adviser; or

            (f) purchases or sales of the securities listed on EXHIBIT D of the Code.

      10)   GIFTS

            No ACCESS PERSONS shall seek or accept anything of more than de minimis value, either directly or indirectly, from broker-dealers or other persons, which to the actual knowledge of the Access Persons, do business or might do business with a Client or GDSI. For purposes of this provision, the following gifts will not be considered to be in violation of this section: (a) an occasional meal; (b) an occasional ticket to a sporting event, the theater or comparable entertainment; and (c) other gifts of nominal cost.

      11)   BOARD OF DIRECTORS

            INVESTMENT PERSONNEL are prohibited from serving on the boards of directors of publicly traded companies, absent receiving prior authorization from the Chief Compliance Officer. Such authorization should be based upon a determination that the board service would be consistent with the interests of Clients advised by the employee. Where service on a board of directors is authorized, Investment Personnel serving as directors should be isolated from those making investment decisions regarding the company through "Chinese Wall" procedures.

E.    MARKET TIMING

      All ACCESS PERSONS are expected to read and understand the definition of "Market Timing" (Section A(9)) and adhere to the Code's specific requirements in this regard. Market Timing is prohibited in any Fund; if it is determined that personal trading activities violate these restrictions, GDSI reserves the right to impose such sanctions as deemed appropriate.

      To ensure that the Code's requirements are met and to comply with the SEC's objective for enhanced disclosure, all employees must report on a quarterly basis to the Chief Compliance Officer certain transactions in Reportable Funds (excluding money market funds) in ALL ACCOUNTS FOR WHICH YOU HAVE BENEFICIAL OWNERSHIP. On-going purchases made through an automatic contribution or reinvestment program (such as a 401k program) are not required to be reported provided that the initial position has been disclosed or reported on the Initial Holdings Report, Quarterly Transaction Report and / or the Annual Holdings Report.

      All sales, all exchanges and all new purchases in Reportable Funds must be disclosed on a quarterly basis.

      All ACCESS PERSONS must read, complete and return EXHIBIT F of the Code which acknowledges and permits the Chief Compliance Officer or his designee to monitor activity in any Nationwide benefit plan,

Page 8
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005
      including 401(k) activities and other Nationwide non-qualified deferred compensation benefit plans. New 401(k) participants must disclose in writing their enrollment in the Nationwide Savings Plan to the Chief Compliance Officer by completing and returning EXHIBIT F the Code.

F.    REPORTING, DISCLOSURE INFORMATION AND CERTIFICATION REQUIREMENTS

      1)    INITIAL HOLDINGS REPORTS

            All ACCESS PERSONS shall disclose all personal Covered Securities holdings to the Chief Compliance Officer or his designee. The Initial Holdings Report shall be made on the form attached as EXHIBIT A and shall contain the following information:

            (a) the name of the security, security symbol or CUSIP, type of security, number of shares and principal amount of each Covered Security and type of interest (direct or indirect) in which the Access Person had beneficial ownership when the person became an Access Person;

            (b) the name of any broker, dealer, bank, plan administrator or other institution with whom the Access Person maintained an account and the account number in which any Covered Securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person;

            (c) the date that the report is submitted by the Access Person and the date as of which the information is current; and

            (d) a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the Covered Security to which the report relates.

            All ACCESS PERSONS currently employed by GDSI shall submit an Initial Holdings Report to the Chief Compliance Officer within ten days of the date of this Code of Ethics. New Access Persons are required to submit an Initial Holdings Reports no later than 10 days after the person becomes an Access Person. All Initial Holdings Reports shall provide information that is current as of a date no more than 45 days before the Initial Holding Report is submitted.

      2)    QUARTERLY REPORTS

            (a) All ACCESS PERSONS shall report to the Chief Compliance Officer or his designee, the information described in Sub-paragraph (2)(b) of this Section with respect to transactions in any Covered Security in which such person has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership in the Covered Security.

            (b) Reports required to be made under this Paragraph (2) shall be made not later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected. All ACCESS PERSONS shall be required to submit a report for all periods, including those periods in which no Covered Securities transactions were effected. A report shall be made on the form attached hereto as EXHIBIT B or on any other form containing the following information:

Page 9
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005

                  (i) the date of the transaction, the name of Covered Security, security symbol or CUSIP, the interest rate and maturity date (if applicable), the number of shares, and the principal amount of each Covered Security involved;

                  (ii) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

                  (iii) the price at which the transaction was effected;

                  (iv) the name of the broker, dealer, bank, plan administrator or other institution with or through whom the transaction was effected and the account number where security is held; and

                  (v)   the date the report is submitted.

            (c) Any such report may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the Covered Security to which the report relates.

            (d) All ACCESS PERSONS shall direct their brokers to supply duplicate copies of all monthly brokerage statements (excluding confirmations) for all Covered Securities held in any accounts in which the Access Person is a Beneficial Owner to the Chief Compliance Officer or his designee on a timely basis. Duplicate copies of the Nationwide 401(k) Savings Plan or other Nationwide deferred compensation program statements do not need to be sent; however the Compliance Department reserves the right to modify this exception or request such information on an ad-hoc basis.

            (e) With respect to any new account established (see Section F(5)) by the Access Person in which any Covered Securities were held during the quarter for the direct or indirect benefit of the Access Person, the Access Person shall report the following information:

                  (i) the name of the broker, dealer, bank, plan administrator or other institution with whom the Access Person established the account;

                  (ii)  the date the account was established; and

                  (iii) the date the report is submitted.

      3)    ANNUAL HOLDINGS REPORTS

            (a) All ACCESS PERSONS shall disclose all personal Covered Securities holdings on an annual basis on the Form attached as EXHIBIT C within 30 days after the end of the calendar year. All Annual Reports shall provide information on personal Covered Securities holdings that is current as of a date no more than 30 days before the Annual Report is submitted. Such Annual Reports shall contain the following information:

Page 10
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005

                  (i) the name of the security, security symbol or CUSIP, number of shares and principal amount of each Covered Security and type of interest (direct or indirect) in which the Access Person beneficial ownership;

                  (ii) the name of any broker, dealer, bank, plan administrator or other institution with whom the Access Person maintains an account and the account number in which any Covered Securities are held for the direct or indirect benefit of the Access Person;

                  (iii) the date that the report is submitted by the Access
                        Person and the date as of which the information is current; and

                  (iv) a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the Covered Security to which the report relates.

      4)    CERTIFICATION OF COMPLIANCE WITH THE CODE OF ETHICS

            All ACCESS PERSONS shall be provided with a copy of this Code of Ethics and any amendments, hereto, and all Access Person shall certify annually that:

            (a) they have received, read and understand the Code of Ethics and recognize that they are subject to its provisions;

            (b) they have complied with the requirements of the Code of Ethics; and

            (c) they have reported all personal Covered Securities transactions required to be reported pursuant to the requirements of the Code of Ethics.

            Access Persons may make such acknowledgement on their Initial Holdings Reports.

      5)    PERSONAL BROKERAGE ACCOUNTS

            No ACCESS PERSON shall open a personal brokerage account directly or indirectly without obtaining prior authorization from the Chief Compliance Officer or his designee. A New Account Request Form (copy attached as EXHIBIT G) must be completed and submitted to the Chief Compliance Officer or his designee for approval in advance of opening a new account.

            All ACCESS PERSONS shall provide Compliance personnel with a listing of all brokerage accounts in which the Access Person has a direct or indirect interest upon commencing employment and on an annual basis thereafter. These reports may be made using EXHIBITS A OR C, as applicable.

            No ACCESS PERSONS shall request or receive financial benefit or special dealing benefits for any personal brokerage account, which are not made available to the general public on the same terms and conditions.

Page 11
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005

      6)    REVIEW OF REPORTS AND NOTIFICATION

            GDSI will appoint Compliance personnel to review all brokerage account statements and Initial, Quarterly and Annual Reports to detect conflicts of interest and abusive practices. In addition, the Chief Compliance Officer or his designee shall notify each Access Person that he or she is subject to the reporting requirements provided under this Code of Ethics and shall deliver a copy of this Code of Ethics to each person upon request.

      7)    RESPONSIBILITY TO REPORT

            The RESPONSIBILITY for reporting is imposed on each ACCESS PERSON required to make a report to ensure that Compliance is in receipt of TIMELY AND COMPLETE REPORTS. Efforts on behalf of the Access Person by other services (e.g., brokerage firms) DO NOT CHANGE OR ALTER THE ACCESS PERSON'S RESPONSIBILITY. Late reporting is regarded as a direct violation of this Code and will be treated accordingly. Individuals who neglect their responsibility for appropriate reporting as defined in Sections F(1), (2), (3), (4) and (5) of this Code will be subject to sanctions including suspension of pre-clearance privileges, fines, and, in appropriate cases, termination, and will be given written notice of the violation, which will be submitted to the Board of Trustees of Gartmore Mutual Funds and Gartmore Variable Insurance Trust (collectively the "Board") for review and possible further disciplinary action.

G.    REPORTING OF VIOLATIONS TO THE BOARD

            All ACCESS PERSONS shall promptly report any possible violations of this Code to the Chief Compliance Officer. The Chief Compliance Officer shall timely report all material violations of this Code of Ethics to GDSI's Senior Executives, Committees, Board and the Boards of Fund Clients of GDSI or its affiliates ("Boards") as appropriate.

H.    BOARD APPROVAL

      1) The Chief Compliance Officer submitted an initial copy of the Code of Ethics to the Board by September 1, 2000. The Chief Compliance Officer shall submit any material amendments to the Code of Ethics no later than six months after adoption of such amendments.

      2) GDSI is further required to obtain approval from each investment company Client for any material changes to this Code of Ethics within six (6) months of any such change.

I.    ANNUAL REPORTING OF GDSI TO INVESTMENT COMPANY CLIENTS

            GDSI shall prepare a written annual report relating to its Code of Ethics to the board of each investment company Client for which it acts as investment adviser or sub-adviser. Such annual report shall:

      1) summarize existing procedures concerning personal investing and any material changes in the procedures made during the past year;

      2) identify any material violations requiring significant remedial action during the past year;

Page 12
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005

      3) identify any recommended changes in the existing restrictions or procedures based upon experience under its Code of Ethics, evolving industry practices or developments in applicable laws or regulations; and

      4) certify that GDSI has adopted procedures reasonably necessary to prevent Access Persons from violating its Code of Ethics.

J.    SANCTIONS

      Access Persons are expected to observe the highest standards of professional conduct when conducting their business and may be held personally liable for any improper or illegal acts committed during their employment. Upon discovering a violation of the Code, the Chief Compliance Officer and/or the Boards may impose such sanctions, as they deem appropriate, including, among other things, issuing a letter of censure, suspending or terminating the employment of the violator, or referring the matter to the appropriate regulatory or governmental authority.

      GDSI IN ITS SOLE AND ABSOLUTE DISCRETION, RESERVES THE RIGHT TO DIRECT YOU TO CANCEL OR UNWIND ANY TRADE AT YOUR EXPENSE. FROM TIME TO TIME, YOU MAY ALSO HAVE YOUR POSITIONS FROZEN DUE TO POTENTIAL CONFLICTS OF INTEREST OR THE APPEARANCE OF IMPROPRIETY. GDSI MAY, IN ITS SOLE AND ABSOLUTE DISCRETION, SUSPEND OR REVOKE YOUR TRADING PRIVILEGES AT ANY TIME.

      As a firm, our commitment to INTEGRITY AND ETHICAL BEHAVIOR remains constant. Every one of us, every day, must reflect the HIGHEST STANDARDS OF PROFESSIONAL CONDUCT AND PERSONAL INTEGRITY. Good judgment and the desire to do what is right are the foundation of our reputation.

      ANY SITUATION THAT MAY CREATE, OR EVEN APPEAR TO CREATE, A CONFLICT BETWEEN PERSONAL INTERESTS AND THE INTEREST OF GDSI OR ITS CLIENTS MUST BE AVOIDED. IT IS ESSENTIAL TO DISCLOSE ANY QUESTIONABLE SITUATIONS TO COMPLIANCE AS SOON AS SUCH SITUATION ARISES.

K.    GROUNDS FOR DISQUALIFICATION FROM EMPLOYMENT

      In addition to actions that may result in termination of employment as described above in Section J, pursuant to the terms of Section 9 of the 1940 Act, no person may become or continue to be an officer, director, Advisory Person or employee of GDSI without an exemptive order issued by the Securities and Exchange Commission, if such person:

      1) within the past ten years has been convicted of any felony or misdemeanor involving the purchase or sale of any security; or arising out of his or her conduct as an affiliated person, salesman or employee of any investment company, bank, insurance company or entity or person required to be registered under the Commodity Exchange Act; or as an affiliate person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodities Exchange Act.

      2) is or becomes permanently or temporarily enjoined by any courts from: (i) acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker,

Page 13
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005
            government securities dealer, bank, transfer agent, or entity or a person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employees of any investment company, bank, insurance company or entity or a person required to be registered under the Commodity Exchange Act; or (ii) engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

      It is your obligation to immediately report any conviction or injunction falling within the foregoing provisions to the Chief Compliance Officer of GDSI.

L.    RETENTION OF RECORDS

      The Principal Underwriter must, at its principal place of business, maintain records in the manner and to the extent set out below and must make these records available to the U.S. Securities and Exchange Commission ("SEC") or any representative of the SEC at any time and from time to time for reasonable periodic, special or other examination:

      1) A copy of this Code of Ethics, or any Code of Ethics which within the past five (5) years has been in effect, shall be preserved in an easily accessible place;

      2) A record of any violation of this Code of Ethics, and of any action taken as a result of such violation, shall be preserved in an easily accessible place for a period of not less than five (5) years following the end of the fiscal year in which the violation occurs;

      3) A copy of each report, certification or acknowledgement made by an Access Person pursuant to this Code of Ethics shall be preserved for a period of not less than five (5) years from the end of the fiscal year in which it is made, the first two years in an easily accessible place;

      4) A list of all persons who are, or within the past five (5) years have been, required to make reports pursuant to this Code of Ethics shall be maintained in an easily accessible place;

      5) A record of any decision, and the reasons supporting the decision, to approve the acquisition by Investment Personnel of Covered Securities in a private placement, as described in Section D(3) of this Code of Ethics, for at least five (5) years after the end of the fiscal year in which the approval is granted; and

      6) A copy of each annual report required under Section F for at least five (5) years after the end of the fiscal year in which it is made, the first two in an accessible place.

      All such records shall be maintained for at least the first two years in an easily accessible place as deemed appropriate by GDSI.

      Date: Initially Adopted August 8, 2000 and Amended Effective July 1, 2001 and November 29, 2001 and December 31, 2001 and February 1, 2005.

Page 14
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005

                                                                       EXHIBIT A

                      GARTMORE DISTRIBUTION SERVICES, INC.

                                 CODE OF ETHICS

                           INITIAL HOLDINGS REPORT (*)

PLEASE COMPLETE THE FOLLOWING CERTIFICATION, INCLUDING PART I AND PART II BELOW. YOU ARE REQUIRED TO LIST ALL COVERED SECURITIES AND ALL ACCOUNTS FOR WHICH YOU HAVE "BENEFICIAL OWNERSHIP", AS DEFINED IN SECTION A(3) IN THE CODE OF ETHICS.

To the Chief Compliance Officer of Gartmore Distribution Services, Inc.:

1. I hereby acknowledge receipt of the Code of Ethics of Gartmore Distribution Services, Inc.

2. I have read and understand the Code and recognize that I am subject thereto in the capacity of an "Access Person".

3. I hereby certify that I have had no knowledge of the existence of a personal conflict of interest which may involved any Client, such as an economic relationship between my personal securities holdings and securities held or to be acquired by any such Client.

4. As of my start date (date: ____________) I had a beneficial ownership in the following Covered Securities: (Attach additional sheets as necessary.)

PART I: COVERED SECURITIES

                                                            Principal        Type of            Name of
                 Security                                   Amount of       Interest       Institution Where
    Name of      Symbol/       Type of       Number of       Covered       (direct or       Securities Are        Account Number
   Security       CUSIP        Security       Shares        Security        indirect)            Held               Where Held
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Print Name _____________________________

Page 15
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005

PART II:  ACCOUNTS

5. As of my start date (INSERT DATE :___________) I had a beneficial ownership in the following accounts with the brokers, dealers, banks, plan administrators or other institutions listed below: (Attach additional sheets as necessary.)

       Institution with Whom
        Account Maintained                 Account Number               Account Title               Relationship to Employee
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Additional information ______ is______is not attached (please initial appropriate answer).

Signature: ____________________________

Title:   _______________________________

Date Report Submitted: __________________

      (*)   The requested information should be provided for all Covered
Securities. Covered Securities are all securities EXCEPT direct obligations of the United States government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments (including repurchase agreements), shares of money market funds, shares of registered open-end investment companies, other than Reportable Funds, and shares of unit investment trusts that are invested exclusively in one or more open end funds that are not Reportable Funds. Reportable Fund means (a) any series of Gartmore Mutual Funds or Gartmore Variable Insurance Trusts; (b) any Fund for which an advisory affiliate serves as Investment Adviser; or (c) any Fund whose investment adviser (including sub-adviser) or Principal Underwriter controls, is controlled by, or is under common control of any Adviser.

      Further, the above information is requested for all accounts/transactions over which you have any direct or indirect Beneficial Ownership. (See Section A(3) "Beneficial Ownership" in this Code of Ethics.)

      Please consult the Compliance Department if you have any questions as to the reporting requirements.

Page 16
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005

                                                                       EXHIBIT B

                      GARTMORE DISTRIBUTION SERVICES, INC.
                   QUARTERLY SECURITIES TRANSACTIONS REPORT(*)
                For the Calendar Quarter Ended: ________________

To the Chief Compliance Officer of Gartmore Distribution Services, Inc.:

      During the quarter referred to above, the following transactions were effected in Covered Securities of which I had, or by reason of such transaction acquired, direct or indirect Beneficial Ownership, and which are required to be reported pursuant to the Code of Ethics adopted by Gartmore Distribution Services, Inc. (attach additional sheets as necessary).

[ ] Please initial box if No transactions in Covered Securities were effected during this reporting period.

                                              Interest                               Nature of
                                   Security    Rate &                Principal       Transaction
 Title of     Date of     No. of   Symbol/    Maturity   Security    Amount of    (Purchase, Sale,   Account   Institution Through
 Security   Transaction   Shares    CUSIP       Date      Price     Transaction        Other)         Number      Whom Effected
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

      This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) other transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect Beneficial Ownership in the Covered Securities listed above.

Print Name: ________________________________

Page 17
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005

                      GARTMORE DISTRIBUTION SERVICES, INC.
                   QUARTERLY SECURITIES TRANSACTIONS REPORT(*)
               For the Calendar Quarter Ended: __________________

I hereby represent that I previously reported all brokerage accounts in which Covered Securities were held during the quarter referenced above for my indirect or direct benefit. I further understand that in compliance with the Code I must have copies of my monthly brokerage statements sent to the Chief Compliance Officer and that I must report any new accounts within 10 calendar days of the day on which the account is first established.

[ ] Please initial box if NO new accounts in which in Covered Securities are held were opened this quarter.

For all accounts established during the quarter, please complete the following:

           Name of Institution with                                        Date Account           Type of Interest (Direct
             Whom Account is Held              Account Number               Established                  or Indirect)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

      Except as noted in this report, I hereby certify that I have no knowledge of the existence of any personal conflicts of interest relationship which may involve any Client, such as the existence of any economic relationship between my transactions and Covered Securities held or to be acquired by any Client.

Signature:_________________________________

Title: _____________________________________

Date Report Submitted: ______________________

      (*)   The requested information should be provided for all Covered
Securities. Covered Securities are all securities EXCEPT direct obligations of the United States Government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments (including repurchase agreements), shares of money market funds, shares of registered open-end investment companies other THAN REPORTABLE FUNDS, and shares of unit investment trusts that are invested exclusively in one or more open-end Funds that are not Reportable Funds. Reportable Fund means (a) any series of Gartmore Mutual Funds or Gartmore Variable Insurance Trusts; (b) any Fund for which an advisory affiliate serves as Investment Adviser; or (c) any Fund whose investment adviser (including sub-adviser) or Principal Underwriter controls, is controlled by, or is under common control of any Adviser.

Further, the above information is requested for all accounts/transactions over which you have any direct or indirect Beneficial Ownership. Please refer to Section A(3) "Beneficial Ownership" for a complete definition of a person who is regarded as the beneficial owner of Covered Securities.

Please consult the Compliance Department if you have any questions as to the reporting requirements.

Page 18
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005

                                                                       EXHIBIT C

                      GARTMORE DISTRIBUTION SERVICES, INC.

                                 CODE OF ETHICS

                             ANNUAL HOLDINGS REPORT

      To the Chief Compliance Officer of Gartmore Distribution Services, Inc.:

      1. I have read and understand the Code and recognize that I am subject thereto in the capacity of an "Access Person."

      2. I hereby certify that, during the year ended December 31, 200__, I have complied with the requirements of the Code and I have reported all Covered Securities transactions, including REPORTABLE FUNDS, required to be reported pursuant to the Code.

      3. I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship that may involve a Client, such as any economic relationship between my personal securities transactions and Covered Securities held or to be acquired by a Client.

      4. As of December 31, 200__, I had a direct or indirect Beneficial Ownership in the following Covered Securities:

                                                                 Principal          Type of          Institution
                                                                  Amount           Interest            Where
   Title of        Type of        Security       Number of      Of Covered        (Direct or         Securities         Account
   Security       Security      Symbol/CUSIP      Shares         Security          Indirect)          are Held          Number
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

      Please Print Name: ________________________

Page 19
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005

      5. I hereby represent that I maintain the account(s) listed below in which Covered Securities are held for my direct or indirect benefit with the brokers, dealers or banks listed below.

    Name of Institution          Account Number          Date Established
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Name: ___________________________________________________________

Title: __________________________________________________________

Date Report Submitted: __________________________________________

      (*)   The requested information should be provided for all Covered
Securities. Covered Securities are all securities except direct obligations of the United States government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments (including repurchase agreements), shares of money market funds, shares of registered open-end investment companies other than Reportable Funds, shares of unit investment trusts that are invested exclusively in one or more open-end Funds that are not Reportable Funds. Reportable Fund means (a) any series of Gartmore Mutual Funds or Gartmore Variable Insurance Trusts; (b) any Fund for which an advisory affiliate serves as Investment Adviser; or (c) any Fund whose investment adviser (including sub-adviser) or Principal Underwriter controls, is controlled by, or is under common control of any Adviser.

      Further, the above information is requested for all accounts/transactions over which you have any direct or indirect Beneficial Ownership. Please refer to Section A(3) "Beneficial Ownership" for a complete definition of a person who is regarded as the beneficial owner of Covered Securities.

      Please consult the Compliance Department if you have any questions as to the reporting requirements.

Page 20
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005

                                                                    EXHIBIT D(1)

      Access Persons will not be subject to the Pre-clearance requirements under Section D(6), the Holding requirements under Section D(7), or the Blackout Period under Section D(8) with respect to the following securities:

      1. securities traded on a national exchange whose values are based upon the value or changes in value of broad based market indices(2);

      2. options contracts traded on a national exchange on (a) securities described in item 1 or (b) broad based market indices(2); and

      3. the following specifically enumerated securities traded on a national securities exchange:

       NAME                                                               SYMBOL
       -------------------------------------------------------------------------
       AMEX Airline Index                                                  XAL
       AMEX Biotechnology Index                                            BTK
       AMEX Biotech-Pharmaceutical Index                                   BPI
       AMEX China Index                                                    CZH
       AMEX Computer Hardware Index                                        HWI
       AMEX Consumer Discretionary Select Sct I                            IXY
       AMEX Defense Index                                                  DFI
       AMEX Deutschebank Energy Index                                      DXE
       AMEX Disk Drive Index                                               DDX
       AMEX Energy Industry Cpn Bskt Val Index                             MEB
       AMEX Equal Weighted Pharmaceutical Index                            DGE
       AMEX Financial Select Sector Index                                  IXM
       AMEX Gold BUGS Index                                                HUI
       AMEX Gold Miners Index                                              GDM
       AMEX Gold Mining Cmps PLUS Bskt Val Indx                            DJG
       AMEX Health Care Select Sector Index                                IXV
       AMEX Industrial 15 Index                                            IXD
       AMEX Industry Standard 100 Internet                                 XIS
       AMEX Institutional Holdings Index                                   IXH
       AMEX Institutional Index                                            XII
       AMEX International Market Index                                     ADR
       AMEX Japan Index                                                    JPN
       AMEX Major Market Index                                             XMI
       AMEX Materials Select Sector Index                                  IXB
       AMEX Morgan Stanley Commodities Index                               CRX
       AMEX Morgan Stanley Consumer Index                                  CMR
       AMEX Morgan Stanley Cyclical Index                                  CYC
       AMEX N American Telecommunications Index                            XTC

Page 21
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005

       AMEX Natural Gas Index                                              XNG
       AMEX Networking Index                                               NWX
       AMEX Oil and Natural Gas Index                                      OGX
       AMEX Oil Index                                                      XOI
       AMEX Pharma. Index                                                  DRG
       AMEX Securities Broker/Dealer Index                                 XBD
       AMEX Select Ten Index                                               XST
       AMEX Select Utility Index                                           UUO
       AMEX Semiconductor Index                                            SIS
       AMEX Semiconductor Industry PLUS                                    IIB
       AMEX Smcndctr Indtry PLUS Bskt Val Idx                              SDD
       AMEX Spade Defense Index                                            DXS
       AMEX StockCar Stocks Index                                          RCE
       AMEX Tobacco Index                                                  TOB
       AMEX Utilities Select Sector Index                                  IXU
       CBOE 10-Year Treasury Note                                          TNX
       CBOE 13-Week Treasury Bill                                          IRX
       CBOE 30-Year Treasury Bond                                          TYX
       CBOE 5-Year Treasury Note                                           FVX
       CBOE Asia 25 Index Options                                          EYR
       CBOE China Index Options                                            CYX
       CBOE Euro 25 Index Options                                          EOR
       CBOE Gold Index Options                                             GOX
       CBOE Internet Index Options                                         INX
       CBOE Mexico Index Options                                           MEX
       CBOE Oil Index Options                                              OIX
       CBOE Technology Index                                               TXX
       Cohen & Steers REIT Index                                           RMP
       CSFB Technology Index                                               CTN
       Dow Jones Equity REIT Index                                         DJR
       Dow Jones Industrial Average                                        DJX
       Dow Jones Internet Commerce Index                                   ECM
       Dow Jones Transportation Average                                    DTX
       Dow Jones Utility Average                                           DUX
       Dynamic Large Cap Growth Intellidex                                 ILH
       Dynamic Large Cap Value Intellidex                                  ILW
       Dynamic Mid Cap Growth Intellidex                                   ILJ
       Dynamic Mid Cap Value Intellidex                                    ILP
       Dynamic Small Cap Growth Intellidex                                 ILK
       Dynamic Small Cap Value Intellidex                                  ILZ
       America's Fastest Growing Companies LargeCap 50 Index               FGL

Page 22
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005

       FORTUNE E-50 Index                                                  FEX
       GSTI(TM) Composite Index Options                                    GTC
       GSTI(TM) Hardware Index Options                                     GHA
       GSTI(TM) Internet Index Options                                     GIN
       GSTI(TM) Multimedia Networking Index Options                        GIP
       GSTI(TM) Semiconductor Index Options                                GSM
       GSTI(TM) Services Index Options                                     GSV
       GSTI(TM) Software Index Options                                     GSO
       Halter USX China Index                                              HXC
       iShares Cohen & Steers Realty Majors                                ICF
       iShares Dow Jones Transportation Average Index Fund                 IYT
       iShares Dow Jones U.S. Consumer Goods Sector Index Fund             IYK
       iShares Dow Jones U.S. Consumer Services Sector Index Fund          IYC
       iShares Dow Jones US Basic Materials                                IYM
       iShares Dow Jones US Financial Sector                               IYF
       iShares Dow Jones US Financial Services                             IYG
       iShares Dow Jones US Healthcare                                     IYH
       iShares Dow Jones US Real Estate                                    IYR
       iShares Dow Jones US Technology                                     IYW
       iShares Dow Jones US Total Market                                   IYY
       iShares Dow Jones US Utilities                                      IDU
       iShares FTSE/Xinhua Index Fund                                      FXI
       iShares Goldman Sachs Natural Resources                             IGE
       iShares Goldman Sachs Networking                                    IGN
       iShares Goldman Sachs Semiconductor                                 IGW
       iShares Goldman Sachs Software                                      IGV
       iShares Goldman Sachs Technology                                    IGM
       iShares GS $ InvesTopTM Corporate Bond Fund                         LQD
       iShares Lehman 20+ Year Treasury Bond Fund                          TLT
       iShares Lehman Aggregate Bond Fund                                  AGG
       iShares MSCI Emerging Markets                                       EEM
       iShares MSCI-Australia                                              EWA
       iShares MSCI-Brazil                                                 EWZ
       iShares MSCI-Canada                                                 EWC
       iShares MSCI-EAFE                                                   EFA
       iShares MSCI-EMU                                                    EZU
       iShares MSCI-France                                                 EWQ
       iShares MSCI-Germany                                                EWG

Page 23
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005
       iShares MSCI-Hong Kong                                              EWH
       iShares MSCI-Japan                                                  EWJ
       iShares MSCI-Malaysia                                               EWM
       iShares MSCI-Pacific Ex-Japan                                       EPP
       iShares MSCI-Singapore                                              EWS
       iShares MSCI-Taiwan                                                 EWT
       iShares MSCI-U.K.                                                   EWU
       iShares Nasdaq Biotechnology                                        IBB
       iShares Russell Midcap Growth Index Fund                            IWP
       iShares Russell Midcap Index Fund                                   IWR
       iShares Russell Midcap Value Index Fund                             IWS
       iShares S&P Global Financial Sector                                 IXG
       iShares S&P Global Healthcare Sector                                IXJ
       iShares S&P Global Information Technology Sector                    IXN
       iShares S&P Global Telecommunications Sector                        IXP
       iShares S&P Latin America 40                                        ILF
       KBW Capital Markets Index                                           KSX
       KBW Insurance Index                                                 KIX
       Lehman Bros 10 Uncmmn Val Idx 2003                                  UVO
       Lehman Brothers 10 Uncommon (1999)                                  UVL
       Lehman Brothers 10 Uncommon (2000)                                  UVI
       Lehman Brothers 10 Uncommon (2001)                                  UVT
       Lehman Brothers Financial Index                                     UFX
       Mergent Dividend Achiever 50 Index                                  DAY
       Mergent Dividend Achievers Index                                    DAA
       Merrill Lynch Global Market Index                                   GLI
       Merrill Lynch Slct Sctr SPDR Grwth                                  GWI
       Merrill Lynch Stable Growth Index                                    XS
       Merrill Lynch Technology 100 Index                                  MLO
       Merrill Lynch Top Ten Yield Index                                   XMT
       MidCap SPDRS                                                        MDY
       Morgan Stanley Biotech Index Options                                MVB
       Morgan Stanley Commodity Related                                    CRX
       Morgan Stanley Health Care Payors                                   HMO
       Morgan Stanley Health Care Products                                 RXP
       Morgan Stanley Health Care Provider                                 RXH
       Morgan Stanley Internet Index                                       MOX
       Morgan Stanley Multinational Company Index                          NFT
       Morgan Stanley Oil Services Options                                 MGO
       Morgan Stanley REIT Index                                           RMS
       Morgan Stanley Retail Index Options                                 MVR

Page 24
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005

       Morgan Stanley Technology Index                                     MSH
       PHLX Defense SectorSM                                               DFX
       PHLX Drug SectorSM                                                  RXS
       PHLX Europe SectorSM                                                XEX
       PHLX Housing SectorSM                                               HGX
       PHLX Oil Service SectorSM                                           OSX
       PHLX Semiconductor SectorSM                                         SOX
       PHLX TheStreet.com Internet Sector                                  DOT
       PHLX Utility SectorSM                                               UTY
       PHLX/KBW Bank Index                                                 BKX
       Select Sector SPDR-Consumer Discretionary                           XLY
       Select Sector SPDR-Financial                                        XLF
       Select Sector SPDR-Health Care                                      XLV
       Select Sector SPDR-Materials                                        XLB
       Select Sector SPDR-Technology                                       XLK
       Select Sector SPDR-Utilities                                        XLU
       SIG Cable, Media & Entertainment IndexTM                            SCQ
       SIG Casino Gaming IndexTM                                           SGV
       SIG Education IndexTM                                               ESU
       SIG Footwear & Athletic IndexTM                                     FSQ
       SIG Investment Managers IndexTM                                     SMQ
       SIG Restaurant IndexTM                                              DSQ
       SIG Semiconductor Capital Equipment IndexTM                         SEZ
       SIG Semiconductor Device IndexTM                                    SDL
       SIG Specialty Retail IndexTM                                        RSQ
       SIG Steel Producers Index                                           STQ
       Standard & Poor's Depositary Receipts (SPDR)                        SPY
       streetTRACKS Dow Jones Global Titans 50 Index                       DGT
       streetTRACKS Dow Jones US LargeCap Growth                           ELG
       streetTRACKS Dow Jones US LargeCap Value                            ELV
       streetTRACKS Dow Jones US SmallCap Growth                           DSG
       streetTRACKS Dow Jones US SmallCap Value                            DSV
       streetTRACKS Morgan Stanley Technology                              MTK
       streetTRACKS Wilshire REIT                                          RWR
       The Dow Industrials DIAMONDS                                        DIA
       The WilderHill Clean Energy Index                                   ECO

(1)   SUBJECT TO CHANGE AT THE DISCRETION OF GDSI.

(2) For the purposes of this Code, a broad based market index is one that tracks 100 or more underlying securities.

Page 25
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005

                                                                       EXHIBIT E

                      GARTMORE DISTRIBUTION SERVICES, INC.

                     PRIVATE PLACEMENT APPROVAL REQUEST FORM

 (ATTACH A COPY OF THE PRIVATE PLACEMENT MEMORANDUM, OFFERING MEMORANDUM OR ANY
                          OTHER RELEVANT DOCUMENTATION)

Name: ________________ Employee ID: ______________ Office Phone No. ____________

E-mail _______________________ Department/Job Title: ___________________________

1. Name of the sponsor's corporation, partnership or other entity: __________________________________________________________________

2.    Name of the private placement ____________________________________________

3.    Is the sponsor's corporation, partnership or other entity:
      Private           Public

4.    Type of the security or fund: ____________________________________________

5. Nature of the participation (stockholder, selling agent, general partner, limited partner). Indicate all applicable.
________________________________________________________________________________

6.    Have you received or will you receive "selling compensation" in connection
      with the transaction? Yes      No
(SELLING COMPENSATION MEANS ANY COMPENSATION PAID DIRECTLY OR INDIRECTLY FROM WHATEVER SOURCE IN CONNECTION WITH OR AS A RESULT OF THE PURCHASE OR SALE OF A SECURITY, THOUGH NOT LIMITED TO, COMMISSIONS, FINDERS FEES, SECURITIES, RIGHTS TO PARTICIPATE IN PROFITS, TAX BENEFITS, OR DISSOLUTION PROCEEDS, AS A GENERAL PARTNER OR OTHERWISE, OR EXPENSE REIMBURSEMENT)

If yes, describe the nature of compensation: ___________________________________

7.    Planned date of transaction: _____________________________________________

8.    Size of offering (if a fund, size of fund) _______________________________

9. Size of your participation (number of units/shares and total dollar amount) __________________________________________________________________

10. Your participation as a percentage of total shares or units outstanding: _____________________________________________________________

11.   Does/Will the investment carry limited or unlimited liability?
      Limited       Unlimited

12. Will the investment require any use of premises, facilities or materials of Gartmore Distribution Services, Inc. or any of its affiliates?
      Yes      No

If yes, please describe: _______________________________________________________

13.   Have you or do you intend to recommend, refer or solicit others in any way
      in connection with this investment? Yes      No

14.   Is Gartmore Distribution Services, Inc. or any of its affiliates in any
      way involved? Yes      No

If yes, please describe. _______________________________________________________

15. Describe the business to be conducted by the issuer of the private placement? _______________________________________________________________

16. If the private placement is a fund, describe its investment objective (value, growth, core or specialty). ______________________________________

Page 26
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005

17. Has this private placement been made available to any Gartmore Fund or any Managed Account of an affiliate of GDSI where either you or the person you report to exercised investment discretion? Yes No If no, state why.
________________________________________________________________________________

18. If the answer to question 17 is "Yes" please describe which fund or managed account. _________________________________________________________

19. Do you participate or do you plan to participate in any investment decision for the private placement? Yes No If yes,

please describe. _______________________________________________________________

20.   Do you participate or do you plan to participate in the management of the
      sponsor? Yes      No.

If yes, state title and give description of duties. ____________________________

21.   Describe how you became aware of this private placement. _________________

22.   To the best of your knowledge, will this private placement result in an
      initial public offering within the next 12-18 months? Yes      No

PLEASE NOTE: AN OUTSIDE BUSINESS ACTIVITY DISCLOSURE MUST ALSO BE FILED IN ADVANCE WITH COMPLIANCE BY ANY EMPLOYEE INTENDING TO HOLD A MANAGEMENT POSITION IN ANY BUSINESS OTHER THAN GARTMORE DISTRIBUTION SERVICES, INC..

By signing below, I certify that my responses to this Private Securities Transaction Disclosure are true and correct to the best of my knowledge. I will report any changes in this information promptly, in writing, to my designated manager and to Compliance and will obtain written acknowledgement or approval as required by Firm policy before any additional involvement such as participation in additional sales, holdings, compensation or participation in the company's management or before engaging in any future private securities transactions. I hereby confirm that any private securities transaction described in this questionnaire is unrelated to and beyond the scope of my employment by Gartmore Distribution Services, Inc. Notwithstanding the immediate preceding sentence, I understand that regulations and Firm policy require that I obtain Gartmore Distribution Services, Inc.'s consent to any private securities transaction, and I acknowledge that such consent, if granted, is revocable at any time and is subject to my understanding and acknowledgement that such private securities transaction is in no way sponsored by Gartmore Distribution Services, Inc. and shall give rise to no liability on the part of Gartmore Distribution Services, Inc. whatsoever, whether by way of indemnification, insurance or otherwise.

Employee Signature ________________________________________  Date _____________

                                GARTMORE CONSENT

I HAVE REVIEWED THE RESPONSES TO THE EMPLOYEE'S PRIVATE SECURITIES TRANSACTION DISCLOSURE AND HEREBY GIVE MY CONSENT TO THE PRIVATE SECURITIES TRANSACTIONS DESCRIBED THEREIN.

CHIEF INVESTMENT OFFICER

NAME: (PLEASE PRINT)______________________   TITLE _____________________________

SIGNATURE ________________________________   DATE ______________________________

CHIEF COMPLIANCE OFFICER

NAME: (PLEASE PRINT)______________________   TITLE _____________________________

SIGNATURE ________________________________   DATE ______________________________

Page 27
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005

                                                                       EXHIBIT F

                      GARTMORE DISTRIBUTION SERVICES, INC.

                    NATIONWIDE 401(k) SAVINGS PLAN DISCLOSURE

            __ I currently participate in the Nationwide 401(k) Savings Plan

            __ I do not participate in the Nationwide 401(k) Savings Plan

By signing below I authorize Gartmore Distribution Services, Inc.'s Chief Compliance Officer or his designee to review transaction activity for any benefit plan offered to me by Nationwide as an active employee of Gartmore Distribution Services, Inc. I understand that this monitoring is required to conform with the Code of Ethics policy requirement prohibiting market timing, and to comply with the SEC's objective for enhanced disclosure.

      ____________________________________
      Print Name

      ____________________________________
      Signature

      ____________________________________
      Date

Page 28
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005

                                                                       EXHIBIT G

                      GARTMORE DISTRIBUTION SERVICES, INC.

                       NEW BROKERAGE ACCOUNT APPROVAL FORM

      Please complete this form to establish a new account for which you will have beneficial ownership. Please make additional copies of this page as necessary, in order to include information for any new account you wish to establish. Please submit the completed form to the Compliance Department.

      You will be notified via e-mail regarding the status of your request.

      Print Name: ______________________________________________________________

      I would like to open an account to be held by the following institution:

      __________________________________________________________________________

      The account will be titled in the name(s) as follows:

      __________________________________________________________________________

      Employee's relationship to the account owner:

      __________________________________________________________________________

         This account is NOT independently managed; I am involved in the investments decisions.

         This account is independently managed; I do not have investment discretion or authority..

      Name of the Investment Manager and relationship, if any: _________________

      EMPLOYEE'S SIGNATURE: ____________________  DATE: ________________________

      As a reminder, you are required to ensure that the Compliance Department received duplicate copies of all statements. Statements should be sent directly from the Institution to the following address:

                           GARTMORE GLOBAL INVESTMENTS

                           C/O: COMPLIANCE DEPARTMENT

                                  P.O. BOX 578

                             CONSHOHOCKEN, PA 19428

Page 29
GARTMORE DISTRIBUTION SERVICES, INC. CODE OF ETHICS
FEBRUARY 1, 2005